AMERICAN RETIREMENT CORPORATION (ACR) - Q4 2000 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Core Communities
----------------
Independent living                   $30,399        54.8%      53.2%
Assisted living                        7,491        13.5%      13.1%
Skilled Nursing                        9,914        17.9%      17.3%
Ancillary Services                     1,236         2.2%       2.2%
Entry Fee Income                       1,747         3.2%       3.1%
                                     -------       -----      -----
                                      50,787        91.6%      88.9%

Freestanding Assisted Living           4,646         8.4%       8.1%
                                     -------       -----      -----
Total Resident Fees                   55,433       100.0%      97.0%

Freedom Sq & Freedom Peoria              945                    1.7%
Mgmt Fees with purchase rights           465                    0.8%
Mgmt Fees - other                        285                    0.5%
Develop. Fees                             15                    0.0%
                                     -------                  -----
                                       1,710                    3.0%
                                     -------                  -----
TOTAL REVENUES                       $57,143                  100.0%

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G&A as a Percentage of Revenue
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
($ in millions)                                     FY 99             FY 00
---------------                                    ------             ------
Consolidated Community Revenue                     $164.6             $200.8
Freedom Square/Freedom Peoria                        40.3               48.4
Other Nonconsolidated Community Revenue              11.2               33.1
                                                   ------             ------
Total Community Revenue                            $216.1             $282.3

G&A                                                  15.0               19.4

PERCENTAGE OF REVENUE                                 6.9%               6.9%

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Revenue Composition by Source
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
     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $54,205                  94.8%
Medicare                    2,560                   4.5%
Medicaid                      378                   0.7%
                          -------               -------
TOTAL                     $57,143                 100.0%

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Same Community Results
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
                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES                      FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q4 00     Q4 99       change       Q4 00        Q4 99       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 38,051  $ 35,069         8.5%    $ 31,325     $ 28,950         8.2%
Operating Expenses                          25,082    22,980         9.1%      20,396       18,869         8.1%
                                           -------  --------                 --------     --------
Community EBITDAR                         $ 12,969  $ 12,089         7.3%    $ 10,929     $ 10,081         8.4%
EBITDAR Margin                                34.1%     34.5%                    34.9%        34.8%

                                                                   %                                     %
                                           Q4 00     Q4 99       change       Q4 00        Q4 99       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     24        24                       22           22
Resident Capacity                            6,344     6,302                    5,347        5,305
Avg. Occupancy                                  94%       92%                      95%          92%
Avg. Occupied Units                          5,314     5,137         3.4%       4,556        4,383         3.9%
Avg. Mo. Revenue/unit                        2,387     2,276         4.9%       2,292        2,202         4.1%

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Community EBITDAR Summary**
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** Community Revenue less Community Expense

        (in thousands)                                Q1 00       Q2 00       Q3 00        Q4 00        FY 00
                                                    --------     -------     --------     --------     -------
Consolidated Core                                     15,256      15,839       16,555       17,337      64,987
Consolidated Freestanding AL              (A)            (64)       (539)      (1,132)      (1,116)     (2,851)
                                                    --------     -------     --------     --------     -------
Total Consolidated EBITDAR                            15,192      15,300       15,423       16,221      62,136

Nonconsolidated Freestanding AL(1)        (B)         (2,043)     (1,830)      (1,405)        (940)     (6,218)

Total Freestanding AL Portfolio         (A)+(B)       (2,107)     (2,369)      (2,537)      (2,056)     (9,069)
Freestanding AL's opened at quarter end                   19          23           26           28

(1) Adjusted to exclude 2 minority-owned Joint Ventures

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Consolidated Community Data**
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
                            Average      Average
                            Capacity    Occupancy
                            --------    ---------
Independent living            5,186       96.5%
Assisted living               1,880       71.3%
Alzheimer's                     373       56.7%
Skilled Nursing                 827       82.6%
                              -----       -----
Total                         8,266       87.6%

**  Excludes Freedom Square and Freedom Peoria

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[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q4 2000 DATA SHEET - PAGE 2 OF 2

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Location/Resident Capacity by Community Type
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
                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   6       1,936       3       1,678        6       1,420        1          64
Owned-JV                     0           0       0           0        0           0        5         442
-----------------------------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                     0           0       2       1,652        0           0        0           0
Synthetic Leased             1         220       1         461        1         210        5         534
-----------------------------------------------------------------------------------------------------------
Other Leased                 1         195       0           0        2       1,304        1          80
REIT Leased                  1         378       0           0        2         286        6         529
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         426       12       1,153
Managed-other                1         370       3       1,168        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,099       9       4,959       13       3,646       30       2,802
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   16        5,098       16        4,993       **         105
Owned-JV                      5          442        2          133        3         309
---------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                      2        1,652        2        1,652        0           0
Synthetic Leased              8        1,425        4          991        4         434
---------------------------------------------------------------------------------------
Other Leased                  4        1,579        4        1,579        0           0
REIT Leased                   9        1,193        5          845        4         348
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Managed with Purchase
  Rights                     14        1,579        7          905        7         674
Managed-other                 4        1,538        4        1,538        0           0
---------------------------------------------------------------------------------------
  TOTAL                      62       14,506       44       12,636       18       1,870
---------------------------------------------------------------------------------------

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Synthetic Lease Assets
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
                                                 Special
                                                 Purpose
                                      ARC as    Entity as
                ($ in thousands)      Lessee     Lessee       Total
                                     -------     -------     --------
ARC Land (Leased to Lessor)          $ 6,101     $ 9,188     $ 15,289

ARC assets pledged to Lessor          39,834      18,865       58,699

ARC Loans to Lessor                   40,127      48,377       88,504
                                     -------     -------     --------
    TOTAL SYNTHETIC LEASE ASSETS     $86,062     $76,430     $162,492

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Cost of Debt Financing
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
             Balance                 Weighted
             12/31/00         %      Avg Rate
             --------     --------   --------
Fixed        $275,848      57.0%         6.94%

Floating      207,842      43.0%         8.79%
             --------     -----        ------
Total        $483,690     100.0%         7.73%

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Openings & Expansions
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
                             Loc.        Capacity
                             ----        --------
        1Q 2000               4             329

        2Q 2000               5             402

        3Q 2000               4             345

        4Q 2000               3             229

        1Q 2001               4             344
                            ----          -----
          Total              20           1,649


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[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.